AMERICAN RESIDENTIAL PROPERTIES, INC. COMPANY PRESENTATION SEPTEMBER 2015

EPS\Management Presentation\American Residential Properties - 602505097 DISCLAIMER AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS The information in this presentation has been prepared solely for informational purposes and does not constitute an offer to sell or the solicitation of an offer to purchase any securities. Some of the statements in this presentation constitute forward-looking statements. The forward-looking statements included in this presentation reflect American Residential Properties, Inc.’s (“ARPI’s”) current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause ARPI’s actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: ARPI’s ability to effectively deploy its capital; ARPI’s business and investment strategy; ARPI’s projected operating results; economic, demographic or real estate developments in ARPI’s markets; home value appreciation, employment growth, residential building permits, median household income and household formation in ARPI’s markets; defaults on, early terminations of or non-renewal of leases by ARPI’s tenants; ARPI’s ability to identify properties to acquire and to complete acquisitions; increased time and/or expense to gain possession and restore properties; ARPI’s ability to successfully operate acquired properties; projected operating costs; rental rates or vacancy rates; ARPI’s ability to obtain financing arrangements; general volatility of the markets in which ARPI participates; ARPI’s expected investments; interest rates and the market value of ARPI’s target assets; impact of changes in governmental regulations, tax law and rates and similar matters; ARPI’s ability to qualify and maintain ARPI’s qualification as a REIT; availability of qualified personnel; estimates relating to ARPI’s ability to make distributions to ARPI’s stockholders in the future; ARPI’s understanding of ARPI’s competition; and market trends in ARPI’s industry, real estate values, the debt securities markets or the general economy. The forward-looking statements are based on the beliefs, assumptions and expectations of ARPI as to future events, taking into account all information currently available to ARPI. Forward-looking statements are not guarantees of future events or of ARPI’s performance. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARPI. If a change occurs, ARPI’s business, financial condition, liquidity, cash flows and results of operations may vary materially from those expressed in or implied by the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for ARPI to predict the occurrence of those matters or the manner in which they may affect ARPI. ARPI is not obligated to, and does not intend to, update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise. ARPI makes no, and hereby disclaims any, representations or warranties as to the accuracy, completeness or fitness for a particular use of the data contained herein. Nothing herein should be construed as investment, financial, legal or similar advice. Please consult your own advisors for any such advice. 2

EPS\Management Presentation\American Residential Properties - 602505097 A SINGLE-FAMILY RENTAL PIONEER 3

EPS\Management Presentation\American Residential Properties - 602505097 WHO IS AMERICAN RESIDENTIAL PROPERTIES, INC.? An Experienced, Internally Managed Single-Family Rental Company with a National Footprint (1) Deutsche Bank, JP Morgan, Citibank, BAML, Morgan Stanley, Key Bank, Barclay’s, Raymond James and Comerica. Public Company • NYSE Listed Company (Ticker: ARPI) Experience & Proven Track Record • Founders have seven years of proven single-family rental operating experience, starting with own capital • Extensive history as real estate investment managers as well as expertise with public capital markets and securitization processes Centralized Operating Platform • Fully internalized operating and property management platform • Building regional and local leasing and property management infrastructure Resident-Centric Operating Strategy • Resident-centric operating philosophy designed to maximize revenue and resident retention with 24/7 service Diversified, High-Quality Portfolio • As of June 30, 2015: − Own and manage $1.34B of assets − Portfolio of 8,947 homes in 38 MSAs in 13 states − Stabilized portfolio occupancy of 94% Proven Access to Institutional Capital • Raised over $1.6B of debt and institutional capital without reliance on private equity Broad-based Banking Support • Nine major financial institutions in $500MM corporate credit facility (with $750MM accordion) providing exceptional financial flexibility(1) Internally Managed & Experienced Independent Directors • Internally managed with clear shareholder and management alignment • Independent members of Board of Directors have extensive public company experience 4

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS OUR STRATEGY? An Experienced, Internally Managed Single-Family Rental Company with a National Footprint A company with leadership, experience & a fully integrated operating platform – well-positioned to expand its portfolio and operations Disciplined Acquisition Strategy • Focus on markets with robust job growth, population in-migration and dynamic underlying economic fundamentals • Seek strong rental demand with potential for significant rent growth and home price appreciation • Capitalize on all sourcing channels (MLS, portfolio and auction) • Target newer homes with 3 to 4 bedrooms in good school districts within family-oriented communities Scale & Operational Efficiencies • National purchasing programs with major suppliers including Pittsburgh Paints, The Home Depot, Sears, and United Building Supply. • Property inspectors, leasing teams and maintenance technicians Research & Technology • Utilize geocoding technology to analyze variables on a street-by-street basis • Proprietary Enterprise Management System software developed to manage workflow and capture data from acquisition to restoration, leasing life-cycles, re-tenancy and routine maintenance • Electronic access to properties as well as mobile application integration for vendors and leasing agents Supply & Demand Fundamentals • Declining homeownership rate (63.4%(1)) and growing preference to rent among millennials • Tighter mortgage underwriting standards, inability to fund down payment and credit challenges • Looming housing shortage due to lack of builder activity (2008-2013) Benefits Relative to Multi-Family • Larger living spaces at lower rents ($0.69 PSF for ARPI portfolio vs $1.08 PSF for average multi-family unit(2)) • Lower turnover (25% vs 54%(2)) and longer resident tenure • Similar occupancy rates on a stabilized basis with substantial rent growth potential Extraordinary Opportunity • Tremendous asset base - 15MM single-family rental homes totaling $2.7 trillion(3) • Fragmented cottage industry with operating inefficiencies and lack of professional management (1) U.S. Census Bureau, July 2015 (2) National Apartment Association, 2014 Survey of Operating Income & Expenses in Rental Apartment Communities (3) John Burns Real Estate Consulting, LLC, U.S Housing Forecast & Analysis, May 2015 5

Who Runs & Oversees the Company?

Experienced Senior Management & Independent Directors

Experienced Senior Management Team					
Real Estate Experience	**Stephen Schmitz** Chairman & CEO Co-Founder > 30 years	**Laurie Hawkes** Director, President & COO Co-Founder > 30 years	**Shant Koumriqian** CFO 20 years	**Lani Porter** SVP of Operations 20 years	**Patricia Dietz** General Counsel & CCO > 15 years
Relevant Prior Experience	• CIO of Franchise Finance Corporation of America (NYSE: FFA)	• President & Partner at U.S. Realty Advisors, a $3 B Private RE Firm • Managing Director at CS First Boston & Salomon Brothers specializing in Real Estate & Mortgage Investment Banking	• CFO of MPG Office Trust (NYSE: MPG) • Senior level management and audit positions at Arthur Andersen & Deloitte	• COO at nCommand, developed virtual loan process for mortgages • Director of Operations at Hometown Mortgage • CFO & VP of Operations at Accruent	• Senior Counsel, Vice President & Assistant Secretary at GE Capital, Franchise Finance (a division of NYSE: GE) • Vice President of Legal Services at Fidelity National Information Services (NYSE: FIS)

Independent Directors				
Public Company Experience	**Douglas Benham** 10 years	**David Brain** 15 years	**Keith Guericke** > 20 years	**Todd Mansfield** 20 years
Relevant Experience	• Former CEO of Arby's, Inc. • Director of Bob Evans Farms, Inc. (NASDAQ: BOBE) • Former Director of Sonic Corp. & O'Charley's, Inc.	• Former President & CEO, EPR Properties (NYSE: EPR)	• Former CEO & current Director & Vice Chairman, Essex Property Trust (NYSE: ESS)	• President & CEO, Crescent Communities, LLC • Former EVP at The Walt Disney Company (NYSE: DIS)

Clear alignment between ARPI management and shareholders

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How Did We Build the Company?

Systematic & Disciplined Evolution of a SFR Pioneer

2008	2010	2012	2013	2014	2015
Founded ARP LLC	**Formed Phoenix Fund I**	**Formed ARPI**	**ARPI IPO**	**First Full Year on NYSE**	**Focus on Organic Revenue Growth**
• Recognized unique opportunity • Invested own capital to develop institutional standards, acquisition & operating platform • Began acquiring, restoring & operating SFR homes	• One of first to raise institutional equity dedicated to SFR opportunity • First to obtain structured credit facility for SFR from national commercial bank (Wells Fargo)	• Contributed operating & property management platform • Raised $371MM of equity in two Rule 144A offerings to institutional investors • Expanded operations into ten states	• Raised $287MM of equity through IPO & expanded into 13 states • Secured $380MM credit facility with accordion up to $500MM • Established national purchasing programs • Issued $115MM of five-year convertible notes	• Expanded regional infrastructure • Opened internal leasing office in Phoenix • Expanded credit facility to $500MM with accordion up to $750MM • Completed $342MM securitization transaction	• Realigned acquisitions and leasing teams to focus on improving occupancy while driving rent growth • Expanding regionalization initiative by opening internal leasing and maintenance operations based in core markets

It is not what we will do…it is what we have been doing for the past seven years

AMERICAN RESIDENTIAL PROPERTIES

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EPS\Management Presentation\American Residential Properties - 602505097 RECENT DEVELOPMENTS: Q2 ‘15 UPDATE 8  Increased portfolio leased rate to 93.6%, up 4.6% from Q1’15, for a total increase of 12.9% since Q4,‘14  Continued to drive strong rent growth • Attained average increase of 4.7% on newly executed leases nationwide • Achieved average increase of 3.7% on rent renewals across all markets  Increased resident retention rate to 75.0%, up from 3.0% since Q1’15  Focused on integrating and leveraging recent regional field personnel additions and technology to improve efficiencies, reduce turnover and improve days- to-cash-flow  Declared first quarterly cash dividend of $0.10 per share  Continued to evaluate all opportunities to create value for shareholders Focused on Driving Internal Revenue Growth and Improving Operational Efficiencies

EPS\Management Presentation\American Residential Properties - 602505097 AN EXPERIENCED OPERATING COMPANY 9

EPS\Management Presentation\American Residential Properties - 602505097 WHERE DO WE OWN PROPERTIES? Homes Owned 8,947 States 13 Average Age 17 years Average Size 1,826 sq. ft. Average Investment $150,558 Average Monthly Rent(2) $1,297 Total Occupancy 94% Stabilized Occupancy(3) 94% Markets with Job & Population Growth with Strong Rent & Home Price Appreciation Portfolio Overview(1) ARPI Corporate Headquarters Regional Office ARPI Market Portfolio Distribution(4) (1) As of June 30, 2015 (2) Average for 8,,353 self-managed properties (excludes local operator portfolio) (3) Properties are considered stabilized when renovations have been completed and the properties have been leased or available for rent for a period of greater than 90 days. Properties with in-place leases at the date of acquisition are also considered stabilized even though these properties have not been renovated by us and may require future renovations to meet our standards. (4) By number of homes owned as of June 30, 2015 10 Phoenix, AZ 15% Dallas-Fort Worth, TX 12% Houston, TX 12% Atlanta, GA 12% Nashville, TN 9% Indianapolis, IN 6% Chicago, IL 6% Charlotte, NC 4% Raleigh, NC 3% Inland Empire, CA 2% All Other Markets 19%

What Is Our Organizational Structure?

A Vertically Integrated Platform Designed for Scale & Operating Efficiencies

ARPI Corporate Headquarters (Phoenix, AZ)

Acquisitions & Sourcing
- Market Evaluation
- Sourcing Management
- Underwriting
- Pricing
- Closing
- Utilize network of external agents nationwide

Operations
- Property Management
  - Renovations, Re-tenancy & Maintenance
  - HOA Relations
  - Utilities Administration
- National Purchasing Programs
- National Quality Assurance
- Resident Services Call Center
- Deep bench of qualified & certified external contractors

Marketing, Leasing, & Resident Relations
- Branding & Market Awareness
- Leasing
- Resident Underwriting & Application Approval
- Social Media & Local Marketing Campaigns
- Resident Retention Program
- Experienced network of external regional leasing agents nationwide

Finance & Accounting
- Capital Raising & Financing
- Accounting & Tax Management
- Rent Collection
- Revenue Max Programs
- Vendor & Contractor Payments
- HOA, Tax & Utilities Payments
- SOX Compliance
- Risk Management

Information Technology & Data Systems
- Enterprise Technology System
- Database Management
- Market & Rental Data
- Performance Measurement & Management Reporting
- Research Library

Southwest: AZ, CA, NV

South Central: TX, CO

North Central: IL, IN, OH

Southeast: TN, FL, GA, NC, SC

Regional & Local Operations
- Acquisition, Inspection and Leasing Specialists in Regional Offices
- National, Regional and Local Suppliers & Vendors
- "Feet-on-the-Street" External Leasing Agents with Internal Leasing Offices in Phoenix, Atlanta & North Carolina
- National Quality Assurance Inspectors

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EPS\Management Presentation\American Residential Properties - 602505097 HOW DO WE SELECT MARKETS? Our market strategy balances strong economic fundamentals, rent growth, HPA potential & discount to replacement cost to generate attractive risk-adjusted returns AVERAGE ANNUAL EMPLOYMENT GROWTH(1) (2015-2018) 3.1% 3.1% 2.0% 2.8% 2.2% 3.3% 3.1% 2.6% 0% 1% 2% 3% 4% Phoenix Dallas Houston Atlanta Nashville Orlando Charlotte Raleigh National: 1.8% AVERAGE ANNUAL POPULATION GROWTH(1) (2015-2018) 3.2% 2.7% 2.6% 2.4% 1.9% 2.5% 3.0% 0% 1% 2% 3% Phoenix Dallas Houston Atlanta Nashville Orlando Charlotte Raleigh National: 0.7% AVERAGE ANNUAL RENT PER LEASED HOME AS % OF AVERAGE INVESTMENT PER LEASED HOME(2) PROJECTED HOME VALUE APPRECIATION(4) (2015-2018) 8.4% 11.0% 11.6% 10.0% 9.8% 10.2% 9.6% 9.7% 10.6% 0% 4% 8% 12% 16% Phoenix Dallas Houston Atlanta Nashville Orlando Charlotte Raleigh Other (3) Portfolio Wide: 10.2% 19.0% 18.0% 10.0% 13.0% 20.0% 14.0% 13.0% 13.0% 0% 4% 8% 12% 16% 20% 24% Phoenix Dallas Houston Atlanta Nashville Orlando Charlotte Raleigh National: 15.6% Focus on Markets with Strong Macro- and Micro-Economic Fundamentals 12 See Supplemental Notes hereto for footnote references above

EPS\Management Presentation\American Residential Properties - 602505097 HOW DO WE ACQUIRE PROPERTIES? Disciplined Acquisition Platform Utilizing Market Knowledge and Technology  School scores / educational attainment levels  Low crime index  Attractive rental fundamentals / family-friendliness metrics  Proximity to lifestyle amenities  Driving distance to employment centers  Access to major transportation routes  Low 3 & 4 bedroom single-family vacancy rates / rental saturation CRITICAL SUBMARKET CHARACTERISTICS  Analyze submarket rental supply / demand fundamentals  Rents/ acquisition yields / above average median income levels  3 & 4 bedroom, detached, entry-level homes  Generally post-1990 construction  Light-to-moderate restoration needs (typically 5% to 15% of purchase price)  Avoid FEMA Special Flood Hazard Areas DISCIPLINED ACQUISITION CRITERIA CUMULATIVE ACQUISITION VOLUME AND CHANNEL TYPE (Q2 2012 – Q2 2015) CUMULATIVE ACQUISITIONS BY CHANNEL TYPE (JUNE 2012 – JUNE 2015) MLS 46% Auction 12% Portfolio 42% 13 70 729 1,775 2,531 4,089 5,440 6,073 6,762 7,205 8,223 8,893 9,038 0 2000 4000 6000 8000 10000 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Cumulative Portfolio Acquisitions Cumulative Auction Acquisitions Cumulative MLS Acquisitions 8,947

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS OUR ACQUISITION CRITERIA? We Seek Significant Discounts to Replacement Cost 14 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 $160.00 ARPI DISCOUNT TO REPLACEMENT COST BY MARKET(1)(2) RS Means 2014 Replacement Cost per Square Foot ARP Investment per Square Foot (Q2 2015) 33% 38% 37% 34% 21% 53% 30% 24% 29% 25% 14% 30% 39% 31% See Supplemental Notes hereto for footnote references above

EPS\Management Presentation\American Residential Properties - 602505097 HOW MUCH HAVE HOME PRICES APPRECIATED? Uneven Recovery has Created Opportunities to Buy at a Discount in Select Markets 15 Source for HPA: FHFA Purchase-Only & All Transactions Index as of June 30, 2015 See Supplemental Notes hereto for footnotes references above ARPI Portfolio (1) HPA Trends (2)(3) Metropolitan Statistical Area (4) Homes Total Investment (Millions) % of Total Investment Since Q2 2012 Last 12 Months Phoenix-Mesa-Scottsdale, AZ 1,343 $199.0 14.8% 42.8% 5.8% Atlanta-Sandy Springs-Roswell, GA 1,042 $162.5 12.1% 25.9% 8.1% Houston-The Woodlands-Sugar Land, TX 1,106 $165.7 12.3% 24.0% 8.1% Nashville-Davidson-Murfreesboro-Franklin, TN 833 $149.4 11.1% 21.4% 8.8% Dallas-Plano-Irving, TX 733 $125.0 9.3% 23.8% 11.4% Chicago-Naperville-Arlington Heights, IL 511 $66.8 5.0% 15.0% 4.1% Charlotte-Concord-Gastonia, NC-SC 378 $61.5 4.6% 19.0% 8.2% Fort Worth-Arlington, TX 385 $61.5 4.6% 19.0% 8.8% Orlando-Kissimmee-Sanford, FL 355 $61.1 4.5% 27.9% 10.1% Corpus Christi, TX 248 $47.1 3.5% 15.8% 3.3% Riverside-San Bernardino-Ontario, CA 213 $38.6 2.9% 33.2% 6.6% Indianapolis-Carmel-Anderson, IN 538 $39.0 2.9% 11.2% 3.8% Raleigh, NC 241 $37.2 2.8% 13.7% 4.2% Winston-Salem, NC 234 $29.7 2.2% 10.5% 5.5% San Antonio-New Braunfels, TX 102 $16.0 1.2% 16.9% 10.3% Cincinnati, OH-KY-IN 84 $14.0 1.0% 10.0% 2.1% Wilmington, NC 49 $8.4 0.6% 9.3% 6.2% Las Vegas-Henderson-Paradise, NV 68 $7.5 0.6% 37.3% 7.1% Cape Coral-Fort Myers, FL 130 $6.9 0.5% 27.4% 11.2% Other MSAs 354 $50.1 3.7% 22.8% 8.6% Total / Weighted Averages (5) 8,947 $1,347.0 100.0% 24.7% 7.5%

EPS\Management Presentation\American Residential Properties - 602505097 HOW DO WE RESTORE & MAINTAIN PROPERTIES? • Electronic access management • Project evaluation, pricing & project management via mobile applications • Vendor qualifications & quality assurance programs • In-house 24/7 Resident Services Center • Expansion of national purchasing programs Building on our experience, we are developing a consistent approach to restoration & maintenance across geographic markets RESTORATION & MAINTENANCE 16 Focus on Cost Effectiveness, Expediency, and Quality Control

EPS\Management Presentation\American Residential Properties - 602505097 HOW DO WE SELECT VENDORS & MAINTAIN QUALITY? ARP Vendor Qualifications & Quality Assurance Program Building State-of-the-Art Services and Successful Partnerships while Leveraging Technology to Support Sustained Growth • Retain qualified general contractors, vendors, and suppliers in the industry • Provide advanced tools and technology for nationwide growth • Implement best practices and policies for mutual success • Create a common understanding of ARP standards with partners & vendors • Employ market-appropriate standards for assets nationwide • Comprehensive inspections for scoping and pricing • Inspections for restoration progress / completion to verify “rent-ready” status 17

EPS\Management Presentation\American Residential Properties - 602505097 COMMUNICATIONS • Resident Orientation Manual for Home Operation & Maintenance • Surveys for New Move-in, Maintenance Request Follow-up & Move-out • Monthly “Welcome Home” Resident newsletter • Broker Communications Blast (social media invitations, weekly “Hot List” blasts) SOCIAL MEDIA • Regular posts/updates on Facebook, Twitter, Pinterest & YouTube • Quarterly Social Media Resident Contests • Designing Spaces TV Segments on Lifetime Network • Holiday contests and promotions RESIDENT PROMOTIONS • Resident Gift Bags • Custom ARPI Door Mats & Key Fobs Broker e-blast of “Hot List” properties ADVERTISING • Zillow • Multiple Listing Service • Trulia • “For Rent” Yard Signs • Rentals.com WHAT IS OUR MARKETING & BRANDING STRATEGY? Resident Retention is Key to Revenue and Shareholder Value • ARPI website • Craigslist • Hot Pads • Weekly “Hot List: email blast to external brokers in each MSA 18

EPS\Management Presentation\American Residential Properties - 602505097 WHAT RENT INCREASES HAVE WE ACHIEVED? Average of 3.7% Rent Increases on Lease Renewals in Q2 2015 and 4.7% on Lease Turns while Maintaining 75% Resident Retention Renewals New Leases Market # of Renewals Average % Rent Increase # of Leases Average % Increase from Previous Lease Atlanta, GA 107 3.1% 209 5.0% Austin, TX - - 5 1.0% Charleston, SC 4 5.0% - - Charlotte, NC 44 4.2% 67 2.9% Cincinnati, OH 10 3.2% 19 -3.0% Corpus Christi, TX 29 3.4% 42 3.1% Dallas-Fort Worth, TX 137 3.8% 155 4.7% Denver, CO 0 0 1 1.6% Fort Myers, FL 15 5.8% 10 21.5% Houston, TX 232 3.8% 112 6.7% Indianapolis, IN 49 4.1% 34 1.3% Jacksonville, FL 1 5.1% - - Las Vegas, NV 18 4.7% 6 -0.8% Nashville, TN 113 4.0% 143 5.5% Orlando, FL 27 3.8% 75 7.7% Other CA 27 3.8% 4 7.5% Phoenix, AZ 124 3.3% 93 3.8% Raleigh, NC 41 3.4% 46 -0.6% Riverside-San Bernardino, CA 53 3.8% 18 4.8% San Antonio, TX 14 3.8% 13 12.5% Tampa, FL 11 3.8% 3 7.7% Wilmington, NC 10 4.4% 6 3.0% Winston-Salem, NC 48 3.0% 33 6.2% Total / Weighted Average 1,114 3.7% 1,094 4.7% 19

EPS\Management Presentation\American Residential Properties - 602505097  Average tenure at current job is six years  Typically two-income household  Average head of household is in late 30s  Average of two children per household  Rental rate as percentage of household income approximately 19.7% SAMPLE PROFILE OF ARPI RESIDENTS (1) The averages/ratios are based on information derived from only that portion of leases in ARP’s portfolio entered into between approximately May 2013 to June 30, 2015 and does not reflect any lease entered into prior to such date or any lease of a property where such property was acquired by ARPI in a portfolio acquisition. (2) Figures include only leases underwritten by ARPI. These figures do not reflect acquired leases where there is a tenant in place at time of acquisition. (3) State Median Household income based on U.S. Census 2013 American Community Survey (4) Excludes Colorado (< 5 properties) (5) Excludes local operator portfolio properties. SAMPLE RESIDENT PROFILE(1) Average Resident is part of a two-income household with stable income Region Southwest South- Central(4) Midwest(5) Southeast Sample Resident Profile Statistics(1) AZ CA NV TX IN OH TN NC SC GA FL TOTAL(5) Average Rental Rate $1,036 $1,349 $1,067 $1,584 $774 $1,463 $1,506 $1,277 $1,131 $1,293 $1.232 $1,346 Average Rental Price/SF $0.63 $0.78 $0.69 $0.76 $0.58 $0.79 $0.78 $0.67 $0.76 $0.62 $0.70 $0.71 Average ARPI Household Income (2) $63,503 $73,938 $59,761 $96,333 $44,232 $82,983 $94,127 $85,652 $65,782 $79,714 $71,121 $82,167 State Median Household Income(3) $57,163 $68,222 $59,462 $61,208 $59,428 $61,030 $54,691 $56,111 $54,686 $57,458 $55,774 $51,939 Average ARPI Income to Rent Ratio(2) 5.00 4.57 4.67 5.07 4.76 4.73 5.21 5.59 4.85 5.14 4.81 5.08 Average ARPI Rent to Income Ratio(2) 19.6% 21.9% 21.4% 19.7% 21.0% 21.2% 19.2% 17.9% 20.6% 19.5% 20.8% 19.7% Average Renewal Rent Increase (Q2 2015) 3.3% 3.8% 4.7% 3.8% 4.1% 3.1% 4.0% 3.6% 5.0% 3.1% 4.1% 3.7% Average Increase on New Leases (Q1 2015) 3.8% 5.2% -0.8% 5.5% 1.2% -3.0% 5.5% 2.8% 6.0% 5.0% 10.0% 4.7% 20

EPS\Management Presentation\American Residential Properties - 602505097 WHAT ARE THE OPPORTUNITIES FOR FUTURE GROWTH? Robust Investment Pipeline, Growing Rental Demand & Potential Housing Shortage • Foreclosure inventory- Over 3.8 MM non-performing mortgages (1) • Consolidation - Sub-scale SFR operators with limited capital access • Existing SFR market - 35% of total rental market (~$2.7 trillion)(1) ROBUST SUPPLY PIPELINE • Financial crisis- Housing crash created 6 MM+ potential rental households • Credit challenges -Families unable to afford down payment or obtain mortgage financing • Millennials –Prefer flexibility of renting for job mobility and maintenance services • Housing Shortage – New inventory (2008-2013) has not kept pace with population growth SOLID AND INCREASING DEMAND (1) John Burns Real Estate Consulting, LLC, May 2015. 63% 26% 11% Type Homes (millions) Total 134.8 Owner Occupied 75.6 Multi-Family Rental 31.5 Single-Family Rental 12.8 Vacant 14.9 Owner Occupied Multi-Family Rental OCCUPIED HOMES(1) SFR ~$2.7 trillion LONG-ESTABLISHED COMPONENT OF U.S. HOUSING MARKET • 1 in 8 occupied single-family homes are rentals (1) • ~35% of the total rental market is SFR (~$2.7 trillion) • Opportunity may dwarf multi-family public REIT market • Highly fragmented ownership • “Mom & pop” and regional owners / operators 21

EPS\Management Presentation\American Residential Properties - 602505097 FINANCIAL OVERVIEW 22

EPS\Management Presentation\American Residential Properties - 602505097 HOW DID WE PERFORM DURING 2014?  Increased total revenue by 129% to $87 million during FYE 2014 compared to FYE 2013.  Achieved Core FFO attributable to common stockholders of $12.4 million, or $0.38 per diluted share in FYE 2014, an increase of 142% over prior year.  Produced FFO attributable to common stockholders of $8.5 million, or $0.26 per diluted share in FYE 2014 compared to negative $(3.5) million, or $(0.13) per diluted share in FYE 2013.  Invested $457 million to acquire 2,839 homes, bringing our portfolio to 8,893 homes as of December 31, 2014  Increased the leased rate on our total portfolio to 81% as of December 31, 2014, up from 75% as compared to December 31, 2013.  Achieved a leased rate of 92% on stabilized properties as of December 31, 2014.  Increased total leased properties by 2,645 homes during FYE 2014, a 58% increase in the number of leased properties as of December 31, 2013.  Achieved rent increases averaging over 3% on renewals with an overall average resident retention rate in excess of 70% during FYE 2014.  Raised $341 million in gross proceeds, with an effective weighted average spread over LIBOR of 2.11%, through the securitization of a portfolio of 2,876 single-family homes. 23 Strong Progress in Occupancy and Financial Stability

EPS\Management Presentation\American Residential Properties - 602505097 HOW DID WE PERFORM IN THE SECOND QUARTER 2015?  Declared Q2 dividend of $0.10 per common share.  Achieved Core FFO attributable to common stockholders of $5.4 million, or $0.16 per diluted share, an increase of $0.9 million, or 20% compared to the prior quarter.  Produced FFO attributable to common stockholders of $4.5 million, or $0.14 per diluted share, an increase of $0.9 million, or 24.5% compared to the prior quarter.  Increased the leased rate on the total portfolio to 93.6%, up 4.6% from 89% as of Q1 of 2015.  Reached a leased rate of 94.1% on stabilized properties, up from 92.9% as of Q1 of 2015.  Achieved rent increases averaging 3.7% on renewals with an overall resident retention of 75.2%.  Increased rents on new leases by an average of 4.7% nationwide.  Increased revenue, excluding net gain on real estate sales, by 11.9% to $30.7 million compared to the prior quarter. 24 Strong Progress Towards Portfolio Stabilization

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS OUR CAPITAL STRUCTURE?  Flexible Capital Structure  Adequate liquidity to finance operations (1) Based on 33.5 million shares, including RSUs, OP units, LTIP units (vested and unvested) and a $16.50 closing price on August 9, 2015. (2) As of June 30, 2015 (3) Availability under $500 million credit facility is subject to borrowing base limitations which may limit ARPI’s ability to fully draw on this facility (does not include the accordion feature up to $750 million) 25 Equity Market Capitalization(1) $ 552 Outstanding Under Credit Facility $ 335 Exchangeable Senior Notes(3) $ 115 Asset-Backed Securitization $ 342 Total Capitalization $ 1,343 Debt / Total Capitalization 59% JUNE 30, 2015 CAPITALIZATION ($MM) JUNE 30, 2015 LIQUIDITY ($MM) Cash and Cash Equivalents(2) $ 21 Undrawn Credit Facility(3) $ 165 Total Liquidity $ 186 Demonstrated Experience with Long Track Record of Raising Equity & Debt Capital

EPS\Management Presentation\American Residential Properties - 602505097 AMERICAN RESIDENTIAL PROPERTIES, INC. ________________________________________________ Note: Properties pictured throughout the presentation are sample properties included in the ARPI’s portfolio, but not necessarily representative of all properties in the portfolio. RALEIGH, NC DALLAS, TX PHOENIX, AZ NASHVILLE, TN CORPUS CHRISTI, TX RIVERSIDE, CA 26

EPS\Management Presentation\American Residential Properties - 602505097 ARPI INVESTMENT THESIS 27 Compelling demographics driving SFR demand Strong position in robust core markets Focused strategy for accelerating organic growth Demand driving occupancy and rental increases Flexible capital structure Superior returns on a risk-adjusted basis

EPS\Management Presentation\American Residential Properties - 602505097 APPENDIX 28

EPS\Management Presentation\American Residential Properties - 602505097 STRATEGICALLY ACQUIRED PORTFOLIO See Supplemental Notes hereto for footnote references above 29 Total Portfolio of Single-Family Homes Leased Homes MSA/Metro Division Number of Homes Average Purchase Price Per Home(1) Average Capital Expenditure s Per Home(2) Average Investment Per Home(3) Aggregate Investment (thousands)(4) Percentage Leased(5) Average Age (years) Average Size (square feet) Average Monthly Rent(6) Annual Average Rent as a Percentage of Average Investment(7) Phoenix, AZ 1,343 $ 138,123 $ 10,066 $ 148,189 $ 199,017 96.8% 17 1,722 $ 1,044 8.4% Dallas-Fort Worth, TX 1,118 $ 153,443 $ 13,351 $ 166,794 $ 186,476 95.5% 11 2,102 $ 1,533 11.0% Houston, TX 1,106 $ 141,261 $ 8,514 $ 149,775 $ 165,651 89.2% 7 1,934 $ 1,441 11.6% Atlanta, GA 1,042 $ 140,106 $ 15,878 $ 155,984 $ 162,536 93.6% 16 2,104 $ 1,301 10.0% Nashville, TN 833 $ 166,172 $ 13,158 $ 179,330 $ 149,382 92.9% 11 1,864 $ 1,452 9.8% Florida 618 $ 128,172 $ 14,870 $ 143,042 $ 88,400 96.6% 14 1,727 $ 1,210 10.2% Other Texas 375 $ 166,907 $ 12,770 $ 179,677 $ 67,379 90.7% 10 1,978 $ 1,653 11.1% Charlotte, NC-SC 378 $ 153,597 $ 8,969 $ 162,566 $ 61,450 87.8% 10 2,047 $ 1,289 9.6% Inland Empire, CA 213 $ 156,561 $ 24,842 $ 181,403 $ 38,639 93.9% 16 1,915 $ 1,448 9.6% Raleigh, NC 241 $ 145,302 $ 8,981 $ 154,283 $ 37,182 93.4% 9 1,746 $ 1,253 9.7% Indianapolis, IN 455 $ 65,441 $ 11,546 $ 76,987 $ 35,029 89.5% 50 1,351 $ 802 12.4% Winston-Salem, NC 234 $ 122,620 $ 4,353 $ 126,973 $ 29,712 88.0% 12 1,426 $ 1,128 10.6% Other California 80 $ 110,752 $ 22,532 $ 133,284 $ 10,663 98.8% 36 1,335 $ 1,089 9.8% Las Vegas, NV 68 $ 97,738 $ 13,147 $ 110,885 $ 7,540 94.1% 15 1,553 $ 1,062 11.5% Other MSA/Metro Divisions 249 $ 140,952 $ 8,730 $ 149,682 $ 37,271 92.0% 10 1,639 $ 1,275 10.2% Total/Weighted Average Portfolio of Self-Managed Homes 8,353 $ 140,668 $ 12,131 $ 152,799 $ 1,276,327 93.2% 15 1,859 $ 1,297 10.2% Chicago, IL 511 $ 130,705 $ 66,790 100.0% 55 1,406 $ 794 7.3% Indianapolis, IN 83 $ 47,302 $ 3,926 100.0% 59 1,160 $ 354 9.0% Total/Weighted Average Portfolio of Local Operator Homes 594 $ 119,051 $ 70,716 100.0% 56 1,372 $ 733 7.4% Total/Weighted Average Total Portfolio 8,947 $ 150,558 $ 1,347,043 93.6% 17 1,826 $ 1,257

EPS\Management Presentation\American Residential Properties - 602505097 STRATEGICALLY ACQUIRED PORTFOLIO See Supplemental Notes hereto for footnote references above 30 Portfolio of Stabilized (1) Single-Family Homes - June 30, 2015 (unaudited) MSA/Metro Division Number of Homes Average Investment Per Home (2) Homes Leased Homes Vacant (3) Percentage Leased Phoenix, AZ 1,342 $ 148,238 1,300 42 96.9% Dallas-Fort Worth, TX 1,116 $ 166,738 1,068 48 95.7% Houston, TX 1,103 $ 149,731 986 117 89.4% Atlanta, GA 1,024 $ 155,841 975 49 95.2% Nashville, TN 823 $ 178,972 774 49 94.0% Florida 617 $ 142,959 597 20 96.8% Indianapolis, IN 445 $ 77,731 407 38 91.5% Charlotte, NC-SC 376 $ 162,605 332 44 88.3% Other Texas 375 $ 179,677 340 35 90.7% Raleigh, NC 241 $ 154,283 225 16 93.4% Winston-Salem, NC 234 $ 126,973 206 28 88.0% Inland Empire, CA 213 $ 181,403 200 13 93.9% Other California 80 $ 133,284 79 1 98.8% Las Vegas, NV 68 $ 110,885 64 4 94.1% Other MSA/Metro Divisions 249 $ 149,682 229 20 92.0% Total/Weighted Average Self-Managed Portfolio 8,306 $ 152,825 7,782 524 93.7% Chicago, IL 511 $ 130,705 511 — 100.0% Indianapolis, IN 83 $ 47,302 83 — 100.0% Total/Weighted Average Local Operator Portfolio 594 $ 119,051 594 — 100.0% Total/Weighted Average Total Portfolio 8,900 $ 150,571 8,376 524 94.1%

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS THE PROFILE OF THE PORTFOLIO BY GEOGRAPHIC DISTRIBUTION? 31 Phoenix, AZ $199,017 15% Dallas-Fort Worth, TX $186,476 14% Houston, TX $165,651 12% Atlanta, GA $162,536 12% Nashville, TN $149,382 11% Florida $88,400 7% Other Texas $67,379 5% Chicago, IL $66,790 5% Charlotte, NC-SC $61,450 5% Indianapolis, IN $38,955 3% Inland Empire, CA $38,639 3% Other MSA/Metro Divisions $37,271 3% Raleigh, NC $37,182 3% Winston-Salem, NC $29,712 2% Other California $10,663 1% Las Vegas, NV $7,540 1% DISTRIBUTION BY MARKET AS A % OF TOTAL INVESTMENT- JUNE 30, 2015 (IN THOUSANDS)

EPS\Management Presentation\American Residential Properties - 602505097 BALANCE SHEET 32 Consolidated Balance Sheet (amounts in thousands) June 30, 2015 (unaudited) December 31, 2014 Assets Investment in real estate: Land $ 252,181 $ 249,151 Building and improvements 1,073,983 1,042,954 Furniture, fixtures and equipment 10,626 9,508 1,336,790 1,301,613 Less: accumulated depreciation (83,777) (58,010) Investment in real estate, net 1,253,013 1,243,603 Mortgage financings 21,328 21,097 Cash and cash equivalents 20,986 21,270 Restricted cash 10,482 11,473 Acquisition deposits — 2,561 Rents and other receivables, net 5,473 4,583 Deferred leasing costs and lease intangibles, net 3,976 3,391 Deferred financing costs, net 12,147 13,037 Investment in unconsolidated ventures 24,735 25,691 Goodwill 3,500 3,500 Other, net 10,019 10,567 Total assets $ 1,365,659 $ 1,360,773 Liabilities and Equity Liabilities: Revolving credit facility $ 335,000 $ 311,000 Exchangeable senior notes, net 103,637 102,188 Securitization loan, net 340,839 340,675 Accounts payable and accrued expenses 23,476 23,507 Security deposits 10,036 7,919 Prepaid rent 2,627 2,919 Total liabilities 815,615 788,208 Equity: American Residential Properties, Inc. stockholders’ equity: Preferred stock, $0.01 par value, 100,000,000 shares authorized; no shares issued and outstanding — — Common stock, $0.01 par value, 500,000,000 shares authorized; 32,218,371 and 32,195,280 shares issued and outstanding at June 30, 2015 and December 31, 2014. 322 322 Additional paid-in capital 628,838 628,662 Accumulated other comprehensive loss (146) (96) Accumulated deficit (91,545) (68,101) Total American Residential Properties, Inc. stockholders’ equity 537,469 560,787 Non-controlling interests 12,575 11,778 Total equity 550,044 572,565 Total liabilities and equity $ 1,365,659 $ 1,360,773

EPS\Management Presentation\American Residential Properties - 602505097 STATEMENT OF OPERATIONS 33 Condensed Consolidated Statement of Operations Three Months Ended June 30, Six Months Ended June 30, 2015 2014 2015 2014 Revenue: Self-managed rental revenue $ 28,803 $ 18,178 $ 54,092 $ 32,740 Local operator rental revenue 1,313 1,310 2,666 2,678 Management services (related party) 39 108 107 221 Interest and other 1,895 1,158 2,677 2,569 Total revenue 32,050 20,754 59,542 38,208 Expenses: Property operating and maintenance 7,504 4,933 13,711 9,079 Real estate taxes 5,598 3,661 10,607 6,772 Homeowners’ association fees 763 505 1,421 965 Acquisition 28 14 85 81 Depreciation and amortization 15,748 10,920 30,893 20,384 General, administrative and other 4,282 3,498 8,502 7,218 Interest 7,636 4,869 14,952 9,099 Total expenses 41,559 28,400 80,171 53,598 Loss from continuing operations before equity in net income (loss) of unconsolidated ventures (9,509) (7,646) (20,629) (15,390) Equity in net income (loss) of unconsolidated ventures — (96) 10 (146) Net loss (9,509) (7,742) (20,619) (15,536) Net loss attributable to non-controlling interests 189 133 397 258 Net loss attributable to common stockholders $ (9,320) $ (7,609) $ (20,222) $ (15,278) Basic and diluted loss per share: Net loss attributable to common stockholders $ (0.29) $ (0.24) $ (0.63) $ (0.48) Weighted-average number of shares of common stock outstanding 32,163,741 32,135,439 32,162,370 32,133,099 Dividend per common share $ 0.10 — $ 0.10 —

EPS\Management Presentation\American Residential Properties - 602505097 NET LOSS TO FFO RECONCILIATION 34 The following is a reconciliation of net income (loss) (which we believe is the most comparable GAAP measure) to funds from operations, or FFO. Also presented is information regarding the weighted-average number of shares of our common stock outstanding used for the basic and diluted computation per share (amounts in thousands, expect share and per-share amounts): FFO is a widely recognized measure of REIT performance. We calculate FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (as computed in accordance with GAAP), excluding gains from disposition of property (but including impairments and provisions for losses on property held for sale), plus real estate-related depreciation and amortization (including capitalized leasing costs). 1) Based on a weighted-average interest in the Company’s operating partnership of approximately 98.01% and 98.28%, for the three months ended June 30, 2015 and 2014, respectively, and 98.07% and 98.34% for the six months ended June 30, 2015 and 2014, respectively 2) Assumes the issuance of potentially issuable shares unless the result would be anti-dilutive. Potentially issuable shares include operating partnership units, vested LTIP unit interests in the Company’s operating partnership (“LTIP units”), unvested LTIP units and unvested restricted common stock. Three Months Ended June 30, Six Months Ended June 30, 2015 2014 2015 2014 Net loss $ (9,509) $ (7,742) $ (20,619) $ (15,536) Add: Depreciation and amortization of real estate assets 15,464 10,711 30,325 20,004 Less: Gain on sale of real estate (1,327) — (1,367) — FFO $ 4,628 $ 2,969 $ 8,339 $ 4,468 FFO attributable to common stockholders(1) $ 4,536 $ 2,918 $ 8,178 $ 4,394 FFO per share of common stock Basic $ 0.14 $ 0.09 $ 0.25 $ 0.14 Diluted(2) $ 0.14 $ 0.09 $ 0.25 $ 0.13 Weighted-average number of shares of common stock outstanding: Basic 32,163,741 32,135,439 32,162,370 32,133,099 Diluted(2) 32,833,211 32,762,816 32,831,679 32,764,537

EPS\Management Presentation\American Residential Properties - 602505097 FFO & CORE FFO RECONCILIATION 35 Reconciliation to FFO & Core FFO The following is a reconciliation of funds from operations (FFO) to Core FFO. Also presented is information regarding the weighted-average number of shares of our common stock outstanding used for the basic and diluted computation per share: (1) Includes acquisition expenses primarily related to costs incurred on acquired properties subject to an existing lease and accounted for as a business combination, in accordance with GAAP. (2) Based on a weighted-average interest in the Company’s operating partnership of approximately 98.01% and 98.28%, for the three months ended June 30, 2015 and 2014, respectively, and 98.07% and 98.34% for the six months ended June 30, 2015 and 2014, respectively. (3) Assumes the issuance of potentially issuable shares unless the result would be anti-dilutive. Potentially issuable shares include operating partnership units, vested LTIP units, unvested LTIP units and unvested restricted common stock. Three Months Ended June 30, Six Months Ended June 30, 2015 2014 2015 2014 FFO $ 4,628 $ 2,969 $ 8,339 $ 4,468 Add: Acquisition expense(1) 28 14 85 81 Add: Non-cash interest expense related to amortization of discount on debt 822 692 1,613 1,356 Core FFO $ 5,478 $ 3,675 $ 10,037 $ 5,905 Core FFO attributable to common stockholders(2) $ 5,369 $ 3,612 $ 9,843 $ 5,807 Core FFO per share of common stock Basic $ 0.17 $ 0.11 $ 0.31 $ 0.18 Diluted(3) $ 0.16 $ 0.11 $ 0.30 $ 0.18 Weighted-average number of shares of common stock outstanding: Basic 32,163,741 32,135,439 32,162,370 32,133,099 Diluted(3) 32,833,211 32,762,816 32,831,679 32,764,537

EPS\Management Presentation\American Residential Properties - 602505097 SUPPLEMENTAL NOTES 36 Page 7 | Focus on Markets with Strong Macro- and Micro-Economic Fundamentals (1) Represents 2015 to 2018 projections per John Burns Real Estate Consulting estimates (May 2015). Annual averages represent 4-year compound annual growth rate from 2015-2018 (inclusive), measured from actual 2014 base. Actual values may differ materially from estimates. (2) Relates to ARPI’s portfolio of self-managed homes. Represents annualized average monthly rent per leased home as a percentage of our average investment (average purchase price per home plus average capital expenditures) per leased home. Does not include a provision for payment of ongoing property expenses (such as insurance, taxes, HOA fees and maintenance) or an allocation of our general and administrative expense, all of which materially impact ARPI’s results. Data as of June 30, 2015. (3) Includes all other MSAs nationwide that are not otherwise listed on this chart in which ARPI owns self-managed properties as of June 30, 2015. (4) Represents 2015 to 2018 (inclusive) projections per John Burns Real Estate Consulting’s Burns Home Value Index (May 2015). Actual values may differ materially from those estimated. Page 18 | Acquired Properties at Significant Discount to Replacement Cost (1) Replacement costs calculated using a weighted average of ARPI’s typical “average” quality homes and “economy” quality homes in each market input into RS Means 2014 Replacement Cost modeling software to arrive at a blended replacement cost per square foot for each market. (2) Percentages on chart represent ARPI’s average discount to calculated replacement cost on a square foot basis in each market. Page 29 | Home Price Appreciation in our Core Markets (1) As of June 30, 2015 (2) FHFA Purchase-Only & All Transactions Index as of Q2 2015 (3) Represents HPA for the applicable metropolitan statistical area (MSA). ARPI’s portfolio in each market may not be representative of the entire MSA; therefore, the HPA experienced by ARPI’s portfolio in each market may not be the same as the HPA experienced in the entire MSA and could be materially different. (4) Because the FHFA and ARPI define markets and MSAs differently, number of homes and total investment show on this chart for each market may not equal those amounts shown in other charts in this presentation. (5) Weighted average HPA is calculated by applying the percentage of ARPI’s total portfolio invested in each of the applicable MSAs as of June 30, 2015 to the HPA experienced in the applicable market as a whole during the periods presented. ARPI’s portfolio in each market includes homes purchased by ARPI only in certain sub-markets within each of the MSAs. In addition, ARPI’s portfolio in each market includes homes purchased at different times, including recently after the applicable market had already experienced a portion of the HPA shown. Therefore, the HPA experienced by ARPI’s portfolio in each market is likely not the same as the HPA experienced in the entire MSA during the periods presented and the weighted average HPA figures shown are not indicative of the actual HPA experienced by ARPI Page 30 | Strategically Acquired Portfolio (1) Average purchase price includes acquisition costs. (2) Represents average capital expenditures per home as of June 30, 2015. Does not include additional expected or future capital expenditures. (3) For self-managed homes, represents average purchase price plus average capital expenditures. For homes leased to our local operators, represents purchase price paid by us for the portfolio divided by the number of homes in the portfolio and does not include past, expected or budgeted general and administrative expenses associated with ongoing monitoring activities of our investment. The local operator is obligated to pay for all taxes, insurance, other expenses and capital expenditures required for the management, operation and maintenance of the properties. Accordingly, absent a default by the local operator under a long-term lease agreement with us, we expect to incur no expenses related to properties leased to our local operators, other than general and administrative expenses associated with ongoing monitoring activities of our investment. (4) Represents purchase price including acquisition costs and purchase price allocated to lease intangibles and acquisition costs expensed, if any, as incurred for homes acquired with an existing lease or homes acquired in portfolios comprised of properties substantially leased, and recorded as a business combination. (5) We classify homes leased to our local operators as 100% leased, because each local operator is obligated to pay us 100% of the base rent specified in the applicable lease irrespective of whether or not the homes are occupied by residential sub-tenants. This does not mean that 100% of the homes leased to local operators are occupied by residential sub-tenants. If a local operator is unable to lease a material number of the homes it leases from us to residential sub-tenants, it may adversely affect the operator’s ability to pay rent to us under the lease. (6) For self-managed homes, represents the average monthly rent per leased home. For homes leased to our local operators, represents the initial annual base rent payable to us by the local operator pursuant to the portfolio lease divided by 12 and then divided by the number of homes included in the lease. Average monthly rent for leased homes may not be indicative of average rents we may achieve on our vacant homes. (7) For self-managed homes, represents annualized average monthly rent per leased home as a percentage of our average investment (average purchase price per home plus average capital expenditures) per leased home. Does not include a provision for payment of ongoing property expenses. Accordingly, it should not be interpreted as a measure of profitability, and its utility in evaluating the Company’s business is limited. Average annual rent for leased homes may not be indicative of average rents we may achieve on our vacant homes. Page 31 | Strategically Acquired Portfolio (1) Properties are considered stabilized when renovations have been completed and the properties have been leased or available for rent for a period of greater than 90 days. Properties with in-place leases at the date of acquisition are also considered stabilized even though these properties have not been renovated by us and may require future renovations to meet our standards. (2) Represents average purchase price plus average capital expenditures. (3) As of June 30, 2015, 411 homes were available for rent and 113 homes were undergoing renovation.